Exhibit 10.2

     SCHEDULE IDENTIFYING SUBSTANTIALLY IDENTICAL AGREEMENTS TO EXHIBIT 10.1


Master Lease Agreement, dated as of June 30, 2005, by and between Ventas Crown Pointe, LLC and Capital Senior Management 2, Inc.

     This Master Lease Agreement relates to the Crown Pointe community in Omaha, Nebraska and differs from Exhibit 10.1 in the following material respects:

     In Section 3.2, the annual rent amount is $1,064,000 and the monthly rent amount is $88,667.


Master Lease Agreement, dated as of June 30, 2005, by and between Ventas Harrison, LLC and Capital Senior Management 2, Inc.

     This Master Lease Agreement relates to The Harrison at Eagle Valley community in Indianapolis, Indiana and differs from
     Exhibit 10.1 in the following material respects:

     In Section 3.2, the annual rent amount is $552,000 and the monthly rent amount is $46,000.


Master Lease Agreement, dated as of June 30, 2005, by and between Ventas Santa Barbara, LLC and Capital Senior Management 2, Inc.

     This Master Lease Agreement relates to the Villa Santa Barbara community in Santa Barbara, California and differs from Exhibit
     10.1 in the following material respects:

     In Section 3.2, the annual rent amount is $1,096,000 and the monthly rent amount is $91,333.


Master Lease Agreement, dated as of June 30, 2005, by and between Ventas West Shores, LLC and Capital Senior Management 2, Inc.

     This Master Lease Agreement relates to the West Shores community in Hot Springs, Arkansas and differs from Exhibit 10.1 in the following material respects:

     In Section 3.2, the annual rent amount is $976,000 and the monthly rent amount is $81,333.


Master Lease Agreement, dated as of June 30, 2005, by and between Ventas Realty, Limited Partnership and Capital Senior Management 2, Inc.

          This Master Lease Agreement relates to the Cottonwood community in Cottonwood, Arizona and differs from Exhibit
          10.1 in the following material respects:

          In Section 3.2, the annual rent amount is $1,312,000 and the monthly rent amount is $109,333 and Sections 8.4, 10.34 and 48 and all references to Fannie Mae Financing are deleted.